SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

UNITED DEFENSE INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16821	52-2059782

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

1525 Wilson Boulevard, Suite 700
Arlington, VA 22209

(Address of Principal Executive Offices)

(703) 312-6100

(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

     On August 13, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q:

Certification of Chief Executive Officer

     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of United Defense Industries, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002	/s/ Thomas W. Rabaut Thomas W. Rabaut President and Chief Executive Officer

     The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of United Defense Industries, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002	/s/ Francis Raborn Francis Raborn Vice President and Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     In addition, on August 13, 2002 the Chief Executive Officer and Chief Financial Officer of the Company each furnished the Securities and Exchange Commission with the following certifications pursuant to Securities and Exchange Commission Order No. 4-460: Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances
Relating to Exchange Act Filings

I, Thomas W. Rabaut, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of United Defense Industries, Inc. (“UDII”), and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company’s Audit and Ethics Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report of UDII on Form 10-K for the year ended December 31, 2001 filed with the Commission;

•	all reports on Form 10-Q, all reports on Form 8-K, and all definitive proxy materials of UDII filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ Thomas W. Rabaut	Subscribed and sworn to before me
Thomas W. Rabaut August 13, 2002	this 13th day of August, 2002. /s/ Sandra McKinney Notary Public

My Commission Expires: November 30, 2002

Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances
Relating to Exchange Act Filings

I, Francis Raborn, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of United Defense Industries, Inc. (“UDII”), and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company’s Audit and Ethics Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report of UDII on Form 10-K for the year ended December 31, 2001 filed with the Commission;

•	all reports on Form 10-Q, all reports on Form 8-K, and all definitive proxy materials of UDII filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ Francis Raborn Francis Raborn	Subscribed and sworn to before me this 13th day of August, 2002.
August 13, 2002	/s/ Sandra McKinney Notary Public My Commission Expires: November 30, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 13, 2002	UNITED DEFENSE INDUSTRIES, INC. (registrant)

By: /s/ Francis Raborn Name: Francis Raborn Its: Vice President and Chief Financial Officer